UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2020

NOVELIS INC.
(Exact name of registrant as specified in its charter)

Canada	001-32312	98-0442987
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3560 Lenox Road, Suite 2000, Atlanta, Georgia 30326
(Address of Principal Executive Offices)

(404) 760-4000
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Short Term Credit Agreement Amendment. On August 25, 2020, Novelis Inc. (the “Company” or “we”) entered into an amendment (the “Short Term Credit Agreement Amendment”) to the Company’s existing Short Term Credit Agreement (as so amended, the “Amended Short Term Credit Agreement”). The Short Term Credit Agreement Amendment extends the maturity of the $1.1 billion facility from April 13, 2021 (the “Original Short Term Maturity Date”) to April 13, 2022 (the “Extended Short Term Maturity Date”). Under the terms of the Short Term Credit Agreement Amendment, $1,048,700,000 of the outstanding short term loans will cashlessly roll on the Original Short Term Maturity Date into new short term loans maturing on the Extended Short Term Maturity Date, and lenders have provided commitments to extend $51,300,000 of new short term loans, with a maturity date of the Extended Short Term Maturity Date, on the Original Short Term Maturity Date to refinance the remaining outstanding short term loans. The Short Term Credit Agreement Amendment provides that the Company and certain of its U.S. and Canadian subsidiaries will grant a third-ranking security interest, subject to the terms of our existing intercreditor agreement, dated as of December 17, 2010, in certain assets to secure the Amended Short Term Credit Agreement if the short term loans remain outstanding on the Original Short Term Maturity Date. The short term loans accrue interest at LIBOR (as defined in the Amended Short Term Credit Agreement) plus (a) through the Original Short Term Maturity Date, 0.95%, (b) from the Original Short Term Maturity Date through September 13, 2021, 1.50%, and (c) from September 14, 2021 through the Extended Short Term Maturity Date, 2.00% per annum. The Short Term Credit Agreement Amendment also modify certain other credit agreement terms to increase our operating flexibility.

Secured Term Loan Credit Agreement Amendment and ABL Revolver Amendment. On August 25, 2020, we also entered into an amendment (the “Secured Term Loan Credit Agreement Amendment”) to our existing secured term loan credit agreement (the “Secured Term Credit Agreement”) and an amendment (the “ABL Revolver Amendment”) to our revolving $1.5 billion ABL revolving credit agreement (the “ABL Revolver Credit Agreement”), which amend the Secured Term Credit Agreement and the ABL Revolver Credit Agreement to permit the Short Term Credit Agreement Amendment and the short term loan borrowings contemplated on the Original Short Term Maturity Date and to modify certain other credit agreement terms to increase our operating flexibility.
The foregoing descriptions of the Short Term Credit Agreement Amendment, the Secured Term Loan Credit Agreement Amendment and the ABL Revolver Amendment are general descriptions and are qualified in their entirety by reference to the Short Term Credit Agreement Amendment, the Secured Term Loan Credit Agreement Amendment and the ABL Revolver Amendment, which the Company intends to file as exhibits to its next Quarterly Report on Form 10-Q.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVELIS INC.
Date: August 26, 2020	By:	/s/ Christopher M. Courts
Christopher M. Courts Interim General Counsel, Corporate Secretary and Compliance Officer